Revenues - Schedule of Geographical Revenue Information (Details) (Hong Kong Wetouch Electronics Technology Limited) - Hong Kong Wetouch Electronics Technology Limited [Member] - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Sales in PRC	$ 26,496,302	$ 27,663,759
Sub-total	13,507,801	9,081,617
Total revenues	40,004,103	36,745,376
Republic of China (ROC, or Taiwan) [Member]
Sub-total	6,725,155	5,790,988
South Korea [Member]
Sub-total	6,697,864	3,138,336
Others [Member]
Sub-total	$ 84,782	$ 152,293